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                                                                     Exhibit 21

                            REGISTRANT'S SUBSIDIARIES

Corporations and Limited Liability Companies
--------------------------------------------

Cornerstone Insurance Company, a Cayman Islands corporation

Kindred Healthcare Operating, Inc., a Delaware corporation

  Kindred Acute Pulmonary East, Inc., a Delaware corporation

  Kindred Acute Pulmonary West, Inc., a Delaware corporation

  Kindred Hospitals East, L.L.C., a Delaware limited liability company

  Kindred Hospitals West, L.L.C., a Delaware limited liability company

  Kindred Nursing Centers East, L.L.C., a Delaware limited liability company

  Kindred Nursing Centers West, L.L.C., a Delaware limited liability company

  Kindred Nursing Centers South, L.L.C., a Delaware limited liability company

  Kindred Nursing Centers North, L.L.C., a Delaware limited liability company

  Kindred Nursing Centers Central, L.L.C., a Delaware limited liability company

  Kindred Nevada, L.L.C., a Delaware limited liability company

  Kindred Holdings, L.L.C., a Delaware limited liability company

  Kindred Investment Company, a Delaware corporation

  Kindred Systems, Inc., a Delaware corporation

  Kindred Healthcare Services, Inc., a Delaware corporation

             Kindred Hospice, Inc., a Kentucky corporation

   Kindred Facility Services, Inc., a Delaware corporation

   Kindred Insurance Holdings, Inc., a Delaware corporation

             Kindred Provider Network, Inc., a Delaware corporation

   Kindred Pediatric Care, Inc., a Delaware corporation

   Kindred Home Care Services, Inc., a Delaware corporation

   Ledgewood Health Care Corporation, a Massachusetts corporation (1)

   Medisave Pharmacies, Inc., a Delaware corporation


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        Medisave of Tennessee, Inc., a Delaware corporation

        American X-Rays, Inc., a Louisiana corporation

        First Rehab, Inc., a Delaware corporation

        Advanced Infusion Systems, Inc., a California corporation

Kindred Rehab Services, Inc., a Delaware corporation

        Health Care Holdings, Inc., a Delaware corporation

                  Health Care Technology, Inc., a Delaware corporation

        Helian Health Group, Inc., a Delaware corporation

                  Helian ASC of Northridge, Inc., a California corporation

                         MedEquities, Inc., a California corporation

                  Helian Recovery Corporation, a California corporation

                         Recovery Inns of America, Inc., a California corporation

                  VC - OIA, Inc., an Arizona corporation

                  Palo Alto Surgecenter Corporation, a California corporation

                  VC - TOHC, Inc., an Arizona corporation

        Horizon Healthcare Services, Inc., a Georgia corporation

                  Tunstall Enterprises, Inc., a Georgia corporation

        PersonaCare, Inc., a Delaware corporation

                  Lafayette Health Care Center, Inc., a Georgia corporation

                  PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

                  PersonaCare of Bradenton, Inc., a Delaware corporation

                  PersonaCare of Clearwater, Inc., a Delaware corporation

                  PersonaCare of Connecticut, Inc., a Connecticut corporation

                         Courtland Gardens Health Center, Inc., a Connecticut corporation

                         Homestead Health Center, Inc., a Connecticut corporation

                         Stamford Health Facilities, Inc., a Connecticut corporation

                  PersonaCare of Georgia, Inc., a Delaware corporation

                                       2


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           PersonaCare of Huntsville, Inc., a Delaware corporation

           PersonaCare of Little Rock, Inc., a Delaware corporation

           PersonaCare of Ohio, Inc., a Delaware corporation

           PersonaCare of Owensboro, Inc., a Delaware corporation

           PersonaCare of Pennsylvania, Inc., a Delaware corporation

           PersonaCare of Pompano East, Inc., a Delaware corporation

           PersonaCare of Pompano West, Inc., a Delaware corporation

           PersonaCare of Reading, Inc., a Delaware corporation

           PersonaCare of San Antonio, Inc., a Delaware corporation

           PersonaCare of San Pedro, Inc., a Delaware corporation

           PersonaCare of Shreveport, Inc., a Delaware corporation

           PersonaCare of St. Petersburg, Inc., a Delaware corporation.

           PersonaCare of Warner Robbins, Inc., a Delaware corporation

           PersonaCare of Wisconsin, Inc., a Delaware corporation

           PersonaCare Properties, Inc., a Georgia corporation

           Tucker Nursing Center, Inc., a Georgia corporation

     Respiratory Care Services, Inc., a Delaware corporation

     TheraTx Health Services, Inc., a Delaware corporation

           TheraTx Rehabilitation Services, Inc., a Delaware corporation

     TheraTx Healthcare Management, Inc., a Delaware corporation

     TheraTx Management Services, Inc., a California corporation

     TheraTx Medical Supplies, Inc., a Delaware corporation

     TheraTx Staffing, Inc., an Illinois corporation

     VC - WM, Inc., a Florida corporation

Transitional Hospitals Corporation, a Nevada corporation

     Community Psychiatric Centers of Oklahoma, Inc., an Oklahoma corporation

     Community Psychiatric Centers Properties of Oklahoma, Inc., an Oklahoma corporation


                                 3

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           CPC of Georgia, Inc., a Georgia corporation

                Peachtree - Parkwood Hospital, Inc., a Georgia corporation

           Interamericana Health Care Group, a Nevada corporation

                Caribbean Behavioral Health Systems, Inc., a Nevada corporation

           Transitional Hospitals Corporation, a Delaware corporation

                JB Thomas Hospital, Inc., a Massachusetts corporation

                THC - Chicago, Inc., an Illinois corporation

                        THC - North Shore, Inc., an Illinois corporation

                THC - Hollywood, Inc., a Florida corporation

                THC - Houston, Inc., a Texas corporation

                THC - Minneapolis, Inc., a Minnesota corporation

                THC - Orange County, Inc., a California corporation

                THC - San Diego, Inc., a California corporation

                THC - Seattle, Inc., a Washington corporation

                Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

                Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

                Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

                Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

                Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

                Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

                Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

           Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

           Community Psychiatric Centers of Arkansas, Inc., an Arkansas corporation

           Community Psychiatric Centers of California, a California corporation

                Community Psychiatric Centers Properties Incorporated, a California corporation

                      CPC Investment Corp., a California corporation

                      CPC Properties of Missouri, Inc., a Missouri corporation

                      Kindred Pulmonary Illinois, Inc., an Illinois corporation


                                       4

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         Community Psychiatric Centers of Florida, Inc., a Florida corporation

         Community Psychiatric Centers of Idaho, Inc., an Idaho corporation

         Community Psychiatric Centers of Indiana, Inc., an Indiana corporation

         Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

         Community Psychiatric Centers of Mississippi, Inc., a Mississippi corporation

         Community Psychiatric Centers of Missouri, Inc., a Missouri corporation

         Community Psychiatric Centers of North Carolina, Inc., a North Carolina corporation

         Community Psychiatric Centers of Utah, Inc., a Utah corporation

         Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

         Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

         C.P.C. of Louisiana, Inc., a Louisiana corporation

         CPC Managed Care Health Services, Inc., a Delaware corporation

              Community Behavioral Health System, Inc., a Louisiana corporation

         CPC Properties of Arkansas, Inc., an Arkansas corporation

         CPC Properties of Indiana, Inc., an Indiana corporation

         CPC Properties of Kansas, Inc., a Kansas corporation

         CPC Properties of Louisiana, Inc., a Louisiana corporation

         CPC Properties of Mississippi, Inc., a Mississippi corporation

         CPC Properties of North Carolina, Inc., a North Carolina corporation

         Florida Hospital Properties, a Florida corporation

         Old Orchard Hospital, Inc., an Illinois corporation

Partnerships
------------

Kindred Acute Pulmonary Limited Partnership, a Delaware limited partnership

Kindred Hospitals Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Central Limited Partnership, a Delaware limited partnership

Kindred Home Care and Hospice Indiana Partnership, an Indiana general partnership


                                       5

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         ProData Systems, Inc., an Alabama corporation

Foothill Nursing Company Partnership, a California general partnership (1)

Fox Hill Village Partnership, a Massachusetts general partnership (1)

Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership (1)

Pharmaceutical Infusion Therapy, a California general partnership (2)

California Respiratory Care Partnership, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Colton, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership (2)

Northridge Surgery Center, Ltd., a California limited partnership (3)

Northridge Surgery Center Development Ltd., a California limited partnership (4)

Recovery Inn of Menlo Park, L.P., a California limited partnership (5)


(1)   Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

(2) Only fifty-one percent (51%) is owned by one or more of the Registrant's subsidiaries

(3) Only forty-eight percent (48%) is owned by one or more of the Registrant's subsidiaries

(4) Only forty-three percent (43%) is owned by one of the Registrant's subsidiaries

(5) Only ninety-eight percent (98%) is owned by one or more of the Registrant's subsidiaries


                                       6